Rydex ETF Trust
805 King Farm Blvd., Suite 600
Rockville, Maryland 20850

RYDEX ETF TRUST

Supplement dated September 26, 2017 to the currently effective Statements of Additional Information, as supplemented (each, an “SAI” and together, the “SAIs”).

This supplement provides new and additional information beyond that contained in the SAIs and should be read in conjunction with the SAIs.

Consistent with the U.S. Securities and Exchange Commission’s adoption of a rule amendment shortening the standard settlement cycle from three business days after the trade date to two business days after the trade date (“T+2”), each series of Rydex ETF Trust will generally issue creation units and deliver redemption proceeds on a T+2 basis. Accordingly, in the “Purchase and Redemption of Creation Units” section of each SAI, the following changes are made effective immediately:

1.	Under the sub-heading “Placement of Creation Orders Outside of the Clearing Process”, the last sentence of the paragraph is deleted in its entirety and replaced with the following:

The delivery of Creation Units of Funds so created generally will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Distributor.

2.	Under the sub-heading “Placement of Redemption Orders Using the Clearing Process”, the last sentence of the paragraph is deleted in its entirety and replaced with the following:

The requisite Fund Securities and the Cash Redemption Amount generally will be transferred by the second NSCC Business Day following the date on which such request for redemption is deemed received.

3.	Under the sub-heading “Placement of Redemption Orders Outside of the Clearing Process”, the second paragraph is deleted in its entirety and replaced with the following:

After the Transfer Agent has deemed an order for redemption outside the Clearing Process received, the Transfer Agent will initiate procedures to transfer the requisite Fund Securities which generally are expected to be delivered within two Business Days and the Cash Redemption Amount to the Authorized Participant on behalf of the redeeming Beneficial Owner by the second Business Day following the Transmittal Date on which such redemption order is deemed received by the Transfer Agent.

4.	Under the sub-heading “Procedures for Redemption of Creation Units”, the second and third sentences of the fourth paragraph are deleted in their entirety and replaced with the following:

Deliveries of redemption proceeds generally will be made within two Business Days of the trade date. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds may take longer than two Business Days after the day on which the redemption request is received in proper form.

In addition to the revisions discussed above, in the “Purchase and Redemption of Creation Units” section of each SAI, the first sentence of the second paragraph under the sub-heading “Procedures for Redemption of Creation Units” is deleted in its entirety and replaced with the following:

Pursuant to the Participant Agreement, an Authorized Participant submitting a redemption request is deemed to make certain representations to the Trust regarding the Authorized Participant’s ability to tender for redemption the requisite number of Fund shares.

Please retain this supplement for future reference.

RDX-SAI-SUP2-0917x0218